Supplemental Agreement dated as of April 17, 2015 among Steve Saleen (“SS”), Saleen Automotive, Inc (“SAI”), WM Industries Corp. (f/k/a WM GreenTech Automotive,Corp.) (WMIC”), and GreenTech Automotive, Inc. (“GTA”).

RECITALS:

●	Concurrently herewith, GTA is entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and related documents dated on or about the date hereof pursuant to which GTA is acquiring $500,000 principal amount of 10.0% First Lien Convertible Notes (“Notes”).

●	As further consideration for the purchase of the Notes and the mutual undertakings of the parties in connection with the transactions contemplated by the Securities Purchase Agreement and related documents the parties agree as follows:

1.	SS and SAI (as successor to W270, Inc.) agree Section 3.5 of the Assignment and License Agreement dated May 23, 2013 between W270, Inc. and SS, hereby is deleted and of no further force or effect.

2.	SAI and WMIC agree that Section 3 “Exclusivity” of the parties’ Joint Branding, Marketing, and Distribution Agreement is hereby amended (i) by deleting in the first sentence the clause “in the first two-year period beginning February 1, 2014” and inserting in lieu thereof the clause “for the period until February 1, 2018”, and (ii) by deleting in the second sentence the clause “Starting year three (3)”, and inserting in lieu thereof the clause, “For each one year period commencing February 1, 2018”.

3.	SAI and GTA agree that the proceeds of the $500,000 issuance of Notes shall be disbursed promptly over the next three weeks directly for the acquisition of vehicle chassis, vehicle parts and to pay rent obligations, the timing and recipients of which shall be specifically discussed and mutually agreed in the reasonable discretion of the parties in connection with each funding.

IN WITNESS WHEREOF, the undersigned parties have entered into this Supplemental Agreement as of the date and year first above written.

SALEEN AUTOMOTIVE, INC.

By:

WM INDUSTRIES CORP.

By:

GREENTECH AUTOMOTIVE, INC.

By:

STEVE SALEEN